Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated April 23, 2013 to the
Statutory Prospectuses for Institutional Class and Class A, Class C, Class D and Class P Shares of
Allianz Funds Multi-Strategy Trust, dated April 1, 2013
Disclosure Relating to AllianzGI NFJ Emerging Markets Value Fund
Within the Fund Summary relating to AllianzGI NFJ Emerging Markets Value Fund (the “Fund”), the subsection entitled “Management of the Fund — Portfolio Managers” is hereby revised to reflect that Morley D. Campbell is the lead portfolio manager of the Fund.
The information relating to the Fund contained in the table under “Management of the Funds — Sub-Advisers — NFJ” in the Prospectus is hereby revised to reflect that Morley D. Campbell is the lead portfolio manager of the Fund.
Please retain this Supplement for future reference.